UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DIAMONDBACK ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 18, 2024
Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On April 18, 2024, Diamondback Energy, Inc. (the “Company” or “Diamondback”) completed its previously announced underwritten public offering (the “Notes Offering”) of (i) $850,000,000 aggregate principal amount of its 5.200% Senior Notes due 2027 (the “2027 Notes”), (ii) $850,000,000 aggregate principal amount of its 5.150% Senior Notes due 2030 (the “2030 Notes”), (iii) $1,300,000,000 aggregate principal amount of its 5.400% Senior Notes due 2034 (the “2034 Notes”), (iv) $1,500,000,000 aggregate principal amount of its 5.750% Senior Notes due 2054 (the “2054 Notes”) and (v) $1,000,000,000 aggregate principal amount of its 5.900% Senior Notes due 2064 (the “2064 Notes” and, together with the 2027 Notes, the 2030 Notes, the 2034 Notes and the 2054 Notes, each a “series of Notes” and collectively, the “Notes”).

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3 (No. 333-268495), filed with the Securities and Exchange Commission (the “SEC”) and automatically effective on November 21, 2022 (the “Shelf Registration Statement”).  The terms of the Notes are further described in the Company’s prospectus supplement dated April 9, 2024, as filed with the SEC under Rule 424(b)(2) of the Act on April 11, 2024 (the “Prospectus”).

On April 18, 2024, the Notes were issued pursuant to the Indenture (the “Base Indenture”), dated as of December 13, 2022, between the Company and Computershare Trust Company, National Association (the “Trustee”), as trustee, as supplemented by the Second Supplemental Indenture, dated as of April 18, 2024 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, as the issuer, Diamondback E&P LLC, as the subsidiary guarantor (“E&P”), and the Trustee, setting forth specific terms applicable to the Notes.

Each series of Notes and E&P’s guarantee thereof are the Company’s and E&P’s respective senior unsecured obligations and rank equally in right of payment with all of the Company’s and E&P’s respective existing and future senior indebtedness, including the Company’s outstanding senior notes and E&P’s guarantees thereof and all of E&P’s obligations under its revolving credit facility with Wells Fargo Bank, National Association, as administrative agent and under its term loan facility with Citibank, N.A., as administrative agent and the respective lenders party thereto and the Company’s guarantees thereof, and senior in right of payment to any of the Company’s and E&P’s future indebtedness that is expressly subordinated in right of payment to the Notes and E&P’s guarantees thereof, respectively.

The Company may optionally redeem (i) the 2027 Notes in whole or in part at any time prior to March 18, 2027 (the “2027 Par Call Date”); (ii) the 2030 Notes in whole or in part at any time prior to December 30, 2029 (the “2030 Par Call Date”); (iii) the 2034 Notes in whole or in part at any time prior to January 18, 2034 (the “2034 Par Call Date”); (iv) the 2054 Notes in whole or in part at any time prior to October 18, 2053 (the “2054 Par Call Date”); and (v) the 2064 Notes in whole or in part at any time prior to October 18, 2063 (the “2064 Par Call Date”, and, together with the 2027 Par Call Date, the 2030 Par Call Date, the 2034 Par Call Date and the 2054 Par Call Date, collectively, the “Par Call Dates”), each at a redemption price calculated in a manner set forth in the Indenture.  On or after the applicable Par Call Date in respect of a series of Notes, the Company may redeem the Notes of such series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes of such series being redeemed plus accrued and unpaid interest thereon to but not including the redemption date.

Additionally, if (i) the consummation of the Company’s pending acquisition of Endeavor Parent, LLC (“Endeavor”) does not occur on or before the later of (x) the date that is five (5) business days after August 11, 2025 and (y) the date that is five (5) business days after any later date to which Endeavor and the Company may agree to extend the “Outside Date” in the merger agreement governing such acquisition or (ii) the Company notifies the Trustee that it will not pursue the consummation of the acquisition, the Company is required to redeem (the “special mandatory redemption”) the 2027 Notes, the 2030 Notes, the 2034 Notes and the 2064 Notes then outstanding (collectively, the “mandatorily redeemable Notes”) at a redemption price equal to 101% of the principal amount of the mandatorily redeemable Notes, plus accrued and unpaid interest thereon, if any, to, but excluding the date of the special mandatory redemption. The 2054 Notes are not subject to the special mandatory redemption.

The Indenture contains customary terms and covenants, including limitations on the Company’s ability and the ability of certain of its subsidiaries to incur liens securing funded indebtedness and on the Company’s ability to consolidate or merge with or into, or sell, convey, transfer or lease all or substantially all of its properties and assets on a consolidated basis to, any person.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Second Supplemental Indenture, which are set forth as Exhibits 4.1 and 4.2, respectively, hereto and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events

Legal Opinion Relating to the Notes

In connection with closing of the Notes Offering, the Company is filing a legal opinion of Wachtell, Lipton, Rosen & Katz regarding the legality of the Notes issued in the Notes Offering, attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1
Indenture, dated as of December 13, 2022, between Diamondback Energy, Inc. and Computershare Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K, File No. 001-35700, filed by the Company with the SEC on December 13, 2022).

4.2
Second Supplemental Indenture, dated as of April 18, 2024, by and among Diamondback Energy, Inc., Diamondback E&P LLC and Computershare Trust Company, National Association, as Trustee (including the form of the Notes).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz.
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions.  All statements, other than statements of historical fact, including certain statements relating to the Notes Offering and the proposed business combination transaction between Diamondback and Endeavor; future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures), including the proposed transaction; the expected amount and timing of synergies from the proposed transaction; the anticipated timing of the proposed transaction; and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this communication, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining Diamondback stockholder  approval, regulatory approval and satisfying other conditions to the completion of the transaction; uncertainties as to whether the proposed transaction, if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; Diamondback’s ability to integrate Endeavor’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transaction; risks that the anticipated tax treatment of the proposed transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the proposed transaction; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the proposed transaction on the parties’ business relationships and business generally; risks that the proposed transaction disrupts current plans and operations of Diamondback or Endeavor and their respective management teams and potential difficulties in retaining employees as a result of the proposed transaction; the risks related to Diamondback’s financing of the proposed transaction; potential negative effects of this announcement and the pendency or completion of the proposed transaction on the market price of Diamondback’s common stock and/or operating results; rating agency actions and Diamondback’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; instability in the financial markets; concerns over a potential economic slowdown or recession; inflationary pressures; rising interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change; risks described in Item 1A of Diamondback’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2024, risks disclosed in its subsequent filings on Forms 10-Q and 8-K, risks described in Diamondback’s definitive proxy statement for the transaction, filed with the SEC on March 29, 2024, and the Prospectus, all of which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/.

In light of these factors, the events anticipated by Diamondback’s forward-looking statements may not occur at the time anticipated or at all.  Moreover, Diamondback operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly , you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, if earlier, as of the date they were made. Diamondback does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Acquisition and Where to Find It
In connection with the potential transaction between Diamondback and Endeavor, Diamondback filed relevant materials with the SEC including a definitive proxy statement on Schedule 14A.  Diamondback has mailed the definitive proxy statement to each stockholder entitled to vote at the meeting relating to the proposed transaction.  This Current Report on Form 8-K is not a substitute for the definitive proxy statement or for any other document that Diamondback may file with the SEC and send to its stockholders in connection with the proposed transaction.  INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT DIAMONDBACK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Diamondback with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback’s website at www.diamondbackenergy.com/investors/.

Participants in the Solicitation

Diamondback and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Diamondback’s stockholders in connection with the transaction. Information about the directors and executive officers of Diamondback is set forth in (i) Diamondback’s definitive proxy statement for the transaction, including under the headings “Voting by Diamondback’s Directors and Executive Officers”, “Reasons for the Merger; Recommendations of the Board of Directors”, “Board of Directors Following the Merger”, “Stockholders Agreement”, and  “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on March 29, 2024 and is available at https://www.sec.gov/Archives/edgar/data/1539838/000114036124016439/ny20021341x14_defm14a.htm, (ii) Diamondback’s proxy statement for its 2023 annual meeting, including under the headings “Proposal 1—Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Pay Ratio Disclosure” and “Pay Versus Performance Disclosure”, which was filed with the SEC on April 27, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000130817923000793/fang-20221231.htm, (iii) Diamondback’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000153983824000019/fang-20231231.htm and (iv) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed with the SEC when they become available.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/. To the extent that Diamondback’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the definitive proxy statement for the transaction, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC including: Form 4s, filed by Teresa L. Dick, with the filings of Diamondback on March 21, 2024 and March 25, 2024; Form 4, filed by Matt Zmigrosky, with the filings of Diamondback on  March 25, 2024; Form 4, filed by Matthew Kaes Van’t Hof on March 21, 2024; Form 4, filed by Daniel N. Wesson, with the filings of Diamondback on March 21, 2024; Form 4, filed by Albert Barkmann, with the filings of the Company on March 21, 2024;  Form 4 filed by Travis D. Stice on April 4, 2024; and Form 4, filed by Jere W Thompson III, with the filings of the Company on March 21, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	April 18, 2024
		By:	/s/ Kaes Van’t Hof
		Name:	Kaes Van’t Hof
		Title:	President and Chief Financial Officer